UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 10, 2024

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition.

On January 10, 2024, Myriad Genetics, Inc. (the “Company”) provided a presentation to investors at the 42nd Annual J.P. Morgan Healthcare Conference, which presentation was previously announced by press release and was available via simultaneous webcast. In connection with the presentation and based on the Company’s preliminary results for the quarter and full year ended December 31, 2023, the Company reaffirmed its fiscal year 2023 revenue and non-GAAP guidance previously provided on November 6, 2023 during its third quarter 2023 earnings call. In addition, the Company reaffirmed its guidance that it is on track to achieve positive adjusted operating cash flow in the fourth quarter 2023 and provided guidance on estimated cash, cash equivalents and available credit as of the end of 2023. The full text of the presentation is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The Company also disclosed preliminary financial data for the fourth quarter of 2023, specifically that the Company expects fourth quarter 2023 revenue of between approximately $196 and $197 million, diluted GAAP earnings per share of between ($0.35) and ($0.36), adjusted earnings per share of between $0.02 and $0.03, and GAAP and adjusted gross margin of approximately 70%. The Company further disclosed that it expects revenue growth in fiscal year 2023 of at least 10% year-over-year and prenatal volume growth in the fourth quarter of 2023 of at least 10% year-over-year. Preliminary fourth quarter 2023 non-GAAP results begin with the comparable GAAP financial measure and exclude the estimated impact of stock-based compensation expense of approximately $10.3 million, non-cash amortization associated with acquisitions of approximately $10.7 million, costs related to transformation initiatives and other one-time costs of approximately $14.1 million, legal settlement costs of approximately $0.6 million, and tax adjustments of approximately $2.0 million.

The Company is in the process of finalizing its financial results for the quarter and full year ended December 31, 2023, and the foregoing financial guidance, data, and other information is based on available information to date and is derived from preliminary, unaudited internal financial reports. This preliminary, unaudited financial information and data may change in connection with the finalization of the Company’s year-end closing and reporting processes and financial statements for the quarter and full year ended December 31, 2023, and therefore, the foregoing financial guidance, data, and other information may not represent the Company’s actual financial results for the quarter and full year ended December 31, 2023.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and Exhibit 99.1 contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s fiscal year 2023 financial guidance, preliminary fourth quarter 2023 financial and operating results, 2024 revenue guidance and long-term financial targets through 2026, the Company’s expectation to achieve positive adjusted operating cash flow in the fourth quarter of 2023, the Company's expectation of 10%+ revenue growth in 2024 through 2026, the Company’s estimated total available cash and credit at year end 2023, roadmaps of expected business highlights in 2024 and 2025, the expected timeline to complete certain enterprise infrastructure and capability investments, and the expected timing of the launch or enhancement of certain new or existing products. These “forward-looking statements” are management’s present expectations of future events as of the date hereof and are subject to a number of known and unknown risks and uncertainties that could cause actual results, conditions, and events to differ materially and adversely from those anticipated. These risks include, but are not limited to: the risk that sales and profit margins of the Company’s existing tests may decline or that the Company may not be able to operate its business on a profitable basis; risks related to the Company’s ability to achieve certain revenue growth targets and generate sufficient revenue from its existing product portfolio or in launching and commercializing new tests to be profitable; risks related to changes in governmental or private insurers’ coverage and reimbursement levels for the Company’s tests or the Company’s ability to obtain reimbursement for its new tests at comparable levels to its existing tests; risks related to increased competition and the development of new competing tests; the risk that the Company may be unable to develop or achieve commercial success for additional tests in a timely manner, or at all; the risk that the Company may not successfully develop new markets or channels for its tests, including the Company’s ability to successfully generate substantial revenue outside the United States; the risk that licenses to the technology underlying the Company’s tests and any future tests are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with constructing and operating the Company’s laboratory testing facilities; risks related to public concern over genetic testing in general or the Company’s tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to the Company’s ability to obtain new corporate collaborations or licenses and acquire or develop new technologies or businesses on satisfactory terms, if at all; risks related to the Company’s ability to successfully integrate and derive benefits from any technologies or businesses that it licenses, acquires or develops; the risk that the Company is not able to secure additional financing to fund its business, if needed, in a timely manner or on favorable terms, if it all; risks related to the Company’s projections or estimates about the potential market opportunity for the Company’s current and future products; the risk that the Company or its licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying the Company’s tests; the risk of patent-infringement claims or challenges to the validity of the Company’s patents; risks related to changes in intellectual property laws covering the Company’s tests, or patents or enforcement, in the United States and foreign countries; risks related to security breaches, loss of data and other disruptions, including from cyberattacks; risks of new, changing and competitive technologies in the United

States and internationally and that the Company may not be able to keep pace with the rapid technology changes in its industry, or properly leverage new technologies to achieve or sustain competitive advantages in its products; the risk that the Company may be unable to comply with financial operating covenants under the Company’s credit or lending agreements; risks related to the Company’s inability to achieve and maintain effective disclosure controls and procedures and internal control over financial reporting; risks related to current and future investigations, claims or lawsuits, including derivative claims, product or professional liability claims, and other factors discussed under the heading “Risk Factors” contained in Item 1A of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on March 1, 2023 as updated in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 4, 2023, August 4, 2023 and November 7, 2023, as well as any further updates to those risk factors filed from time to time in the Company’s Current Reports on Form 8-K. The Company is not under any obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.
ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Investor Presentation dated January 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The exhibit(s) may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: January 16, 2024	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Chief Financial Officer